UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
  CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2020

E*TRADE Financial Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-11921	94-2844166
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

671 N. Glebe Road, Arlington, Virginia 22203
(Address of principal executive offices and Zip Code)

(646) 521-4340
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ETFC	The NASDAQ Stock Market LLC NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company                                                                          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 23, 2020, E*TRADE Financial Corporation (the “Company”) announced its second quarter earnings for fiscal year 2020. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information furnished in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference into any filing thereunder or under the Securities Act of 1933, as amended, unless expressly set forth by specific reference in such filing.

ITEM 7.01.	REGULATION FD DISCLOSURE

Additionally, the Company published an updated version of its investor presentation, as well as a document containing answers to “frequently asked questions” to the Company’s corporate website, about.etrade.com. Both documents contain data for the quarter ended June 30, 2020, while the Frequently Asked Questions document also contains updates to certain information as of July 23, 2020.

Investors should note that the Company announces material financial information in filings with the U.S. Securities and Exchange Commission (the “SEC”), press releases and public conference calls. Based on guidance from the SEC, the Company may also use the Investor Relations section of its corporate website, about.etrade.com, to communicate with investors about the Company. It is possible that the financial and other information posted there could be deemed to be material information. The information on the Company’s corporate website is not part of this document.

ITEM 8.01.	OTHER EVENTS

Common Stock Dividend Declaration

On July 22, 2020, the Company declared a cash dividend of $0.14 per share on the Company’s outstanding shares of common stock. The dividend is payable on August 25, 2020 to shareholders of record as of the close of business on August 19, 2020.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

99.1 Earnings Press Release, dated July 23, 2020
104 Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 23, 2020

E*TRADE FINANCIAL CORPORATION
By:	/s/	Lori S. Sher
Lori S. Sher Corporate Secretary